                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2002

                              MEDIX RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)

          Colorado                      0-24768                84-1123311
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(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

       420 Lexington Avenue, Suite 1830, New York, New York     10170
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             (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:      (212) 697-2509
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Item 5.  Other Events and Regulation FD Disclosure.

          As previously announced,  on December 19, 2002, the registrant entered into a definitive agreement to acquire PocketScript, LLC.

Item 7.  Financial Statements and Exhibits.

          Exhibit 99.1 - Merger Agreement,  dated as of December 19, 2002, among
          PS Purchase Corp., Medix Resources, Inc. PocketScript, LLC and Stephen
          S. Burns

                                   SIGNATURES
                                   ----------

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned, thereunto duly authorized.

                                    MEDIX RESOURCES, INC.

                                    By:  /s/ Mark W. Lerner
                                         ------------------
                                         Mark W. Lerner
                                         Executive Vice President and Secretary

Dated: February 3, 2003